Exhibit 99.1

FOR IMMEDIATE RELEASE	Nasdaq: NSIT

INSIGHT ENTERPRISES, INC. REPORTS THIRD QUARTER 2014 RESULTS

TEMPE, AZ – October 29, 2014 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter ended September 30, 2014.

•	Consolidated net sales increased 8% compared to the third quarter of 2013 to $1.24 billion.

•	Net sales in North America increased 4% to $891.3 million,

•	Net sales in EMEA increased 19% to $313.6 million, and

•	Net sales in APAC increased 11% to $32.7 million.

•	Excluding the effects of foreign currency movements, net sales in EMEA and APAC increased 15% and 10%, respectively, for the third quarter of 2014 compared to the third quarter of 2013.

•	Consolidated gross profit increased 2% compared to the third quarter of 2013 to $171.8 million, with consolidated gross margin decreasing approximately 80 basis points to 13.9% of net sales.

•	Gross profit in North America of $120.2 million decreased 2% year to year, at 13.5% gross margin,

•	Gross profit in EMEA of $44.9 million was up 14% year over year, at 14.3% gross margin, and

•	Gross profit in APAC of $6.7 million was up 5% year over year, at 20.5% gross margin.

•	Excluding the effects of foreign currency movements, gross profit in EMEA and APAC increased 11% and 4%, respectively, for the third quarter of 2014 compared to the third quarter of 2013.

•	Earnings from operations increased 8% compared to the third quarter of 2013 to $28.4 million, or 2.3% of net sales.

•	Earnings from operations in North America decreased 12% year to year to $25.7 million, or 2.9% of net sales,

•	EMEA reported earnings from operations of $2.0 million, or 0.6% of net sales, compared to a loss from operations of $3.8 million reported in the third quarter of 2013, and

•	Earnings from operations in APAC decreased 12% year to year to $646,000, or 2.0% of net sales.

•	Non-GAAP earnings from operations, which exclude severance and restructuring expenses, were flat year over year at $28.7 million.*

•	Net earnings and diluted earnings per share for the third quarter of 2014 were $17.4 million and $0.42, respectively, at an effective tax rate of 34.1%.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 2	October 29, 2014

•	Non-GAAP net earnings and diluted earnings per share for the third quarter of 2014, which exclude severance and restructuring expenses and the tax effect of these charges, were $17.6 million and $0.43, respectively.*

“We are pleased to report that we saw top line growth in the third quarter in each of our geographic operating segments and in each of our major product categories of hardware, software and services,” stated Ken Lamneck, President and Chief Executive Officer. “Strong gross profit growth and cost management discipline in our EMEA business drove a significant improvement in earnings from operations year over year in that segment, which offset the effects of lower gross margins and increased investments in our sales force in North America. In the fourth quarter, we will continue to invest in our sales force to position us well to capitalize on market growth opportunities heading into 2015,” added Lamneck.

The Company refers to changes in net sales and gross profit in EMEA and APAC excluding the effects of foreign currency movements. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

Net of tax amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances and net operating losses in certain jurisdictions.

* A tabular reconciliation of financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”) to non-GAAP financial measures is included at the end of this press release.

UPDATED GUIDANCE

The Company currently expects diluted earnings per share to be between $0.54 and $0.60 in the fourth quarter. For the full year 2014 earnings per share is expected to be between $1.99 and $2.05. This outlook includes an effective tax rate of 38% for the fourth quarter. This outlook does not reflect severance and restructuring expenses incurred during the year or the non-cash charge related to the Company’s Illinois real estate recorded in the second quarter.

STOCK REPURCHASE PROGRAM

The Company’s Board of Directors has approved an additional authorization to repurchase up to $25 million of the Company’s common stock. This $25 million is in addition to the $12.6 million remaining under a previous authorization. The Company’s share repurchases will be made on the open market, subject to Rule 10b-18 or in privately negotiated transactions, through block trades, through 10b5-1 plans or otherwise, at management’s discretion. The amount of shares purchased and the timing of the purchases will be based on market conditions, working capital requirements, general business conditions and other factors. The Company intends to retire the repurchased shares.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 3	October 29, 2014

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live web cast today at 5:00 p.m. ET to discuss third quarter 2014 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 14757076.

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures exclude severance and restructuring expenses in 2014 and 2013, non-cash impairment and accelerated depreciation charges related to our Illinois real estate assets held for sale in the nine months ended September 30, 2014 and the tax effect of these charges. The Company excludes these charges when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 4	October 29, 2014

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	change		2014	2013	change
Insight Enterprises, Inc.
Net sales	$1,237,668	$1,151,020	8%		$3,870,095	$3,749,189	3%
Gross profit	$171,820	$168,668	2%		$530,164	$517,732	2%
Gross margin	13.9%	14.7%	(80	bps)	13.7%	13.8%	(10	bps)
Selling and administrative expenses	$143,134	$139,965	2%		$433,373	$424,111	2%
Severance and restructuring expenses	$308	$2,424	(87%)		$955	$8,327	(89%)
Earnings from operations	$28,378	$26,279	8%		$95,836	$85,294	12%
Net earnings	$17,402	$15,025	16%		$56,201	$50,614	11%
Diluted earnings per share	$0.42	$0.35	20%		$1.36	$1.16	17%
North America
Net sales	$891,345	$857,935	4%		$2,561,279	$2,528,002	1%
Gross profit	$120,214	$122,944	(2%)		$352,665	$350,135	1%
Gross margin	13.5%	14.3%	(80	bps)	13.8%	13.9%	(10	bps)
Selling and administrative expenses	$94,382	$93,082	1%		$278,121	$272,573	2%
Severance and restructuring expenses	$102	$530	(81%)		$165	$2,554	(94%)
Earnings from operations	$25,730	$29,332	(12%)		$74,379	$75,008	(1%)
EMEA
Net sales	$313,644	$263,551	19%		$1,148,444	$1,071,578	7%
Gross profit	$44,895	$39,343	14%		$150,302	$142,191	6%
Gross margin	14.3%	14.9%	(60	bps)	13.1%	13.3%	(20	bps)
Selling and administrative expenses	$42,684	$41,232	4%		$135,819	$133,297	2%
Severance and restructuring expenses	$209	$1,894	(89%)		$684	$5,773	(88%)
Earnings (loss) from operations	$2,002	$(3,783)	153%		$13,799	$3,121	342%
APAC
Net sales	$32,679	$29,534	11%		$160,372	$149,609	7%
Gross profit	$6,711	$6,381	5%		$27,197	$25,406	7%
Gross margin	20.5%	21.6%	(110	bps)	17.0%	17.0%	—
Selling and administrative expenses	$6,068	$5,651	7%		$19,433	$18,241	7%
Severance and restructuring expenses	$(3)	$—	N/A		$106	$—	N/A
Earnings from operations	$646	$730	(12%)		$7,658	$7,165	7%

	North America			EMEA			APAC
	Three Months Ended September 30,			Three Months Ended September 30,			Three Months Ended September 30,
Sales Mix	2014	2013	% change*	2014	2013	% change*	2014	2013	% change*
Hardware	63%	64%	3%	45%	46%	17%	10%	4%	142%
Software	31%	30%	5%	52%	51%	21%	86%	91%	4%
Services	6%	6%	6%	3%	3%	17%	4%	5%	7%

	100%	100%	4%	100%	100%	19%	100%	100%	11%

*	Represents growth/decline in category net sales on a U.S. dollar basis.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 5	October 29, 2014

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and web cast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expectations relative to its expected fourth quarter and full year 2014 financial results, including diluted earnings per share, and the assumptions relating thereto, including the effective tax rate and the Company’s plans to continue to invest in its sales force, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that the results discussed by the forward-looking statements will be achieved, and actual results may differ materially from those set forth in the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013:

•	the Company’s reliance on partners for product availability and competitive products to sell as well as the Company’s competition with its partners;

•	the Company’s reliance on partners for marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	disruptions in the Company’s IT systems and voice and data networks, including risks and costs associated with the integration and upgrade of the Company’s IT systems;

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	the security of the Company’s electronic and other confidential information;

•	general economic conditions;

•	the Company’s dependence on certain personnel;

•	the variability of the Company’s net sales and gross profit;

•	the integration and operation of acquired businesses, including the Company’s ability to achieve expected benefits of the acquisitions;

•	the risks associated with the Company’s international operations;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, TREASURER
	TEL. 480.333.3390	TEL. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 6	October 29, 2014

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net sales	$1,237,668	$1,151,020	$3,870,095	$3,749,189
Costs of goods sold	1,065,848	982,352	3,339,931	3,231,457

Gross profit	171,820	168,668	530,164	517,732
Operating expenses:
Selling and administrative expenses	143,134	139,965	433,373	424,111
Severance and restructuring expenses	308	2,424	955	8,327

Earnings from operations	28,378	26,279	95,836	85,294
Non-operating (income) expense:
Interest income	(229)	(322)	(811)	(971)
Interest expense	1,594	1,603	4,553	4,777
Net foreign currency exchange loss (gain)	238	474	1,195	(251)
Other expense, net	369	364	1,061	1,080

Earnings before income taxes	26,406	24,160	89,838	80,659
Income tax expense	9,004	9,135	33,637	30,045

Net earnings	$17,402	$15,025	$56,201	$50,614

Net earnings per share:
Basic	$0.42	$0.35	$1.36	$1.17

Diluted	$0.42	$0.35	$1.36	$1.16

Shares used in per share calculations:
Basic	40,972	42,334	41,185	43,289

Diluted	41,270	42,577	41,472	43,555

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 7	October 29, 2014

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	September 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$127,102	$126,817
Accounts receivable, net	1,037,173	1,257,910
Inventories	128,983	97,268
Inventories not available for sale	39,046	38,705
Deferred income taxes	16,600	16,436
Other current assets	67,974	57,528

Total current assets	1,416,878	1,594,664
Property and equipment, net	110,965	132,820
Goodwill	26,257	26,257
Intangible assets, net	26,700	35,765
Deferred income taxes	58,589	58,651
Other assets	16,219	19,561

	$1,655,608	$1,867,718

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$673,528	$850,951
Accrued expenses and other current liabilities	115,286	156,491
Current portion of long-term debt	914	217
Deferred revenue	52,327	44,146

Total current liabilities	842,055	1,051,805
Long-term debt	53,591	66,949
Deferred income taxes	959	443
Other liabilities	22,884	31,603

	919,489	1,150,800

Stockholders’ equity:
Preferred stock	—	—
Common stock	410	420
Additional paid-in capital	342,772	348,703
Retained earnings	390,971	353,854
Accumulated other comprehensive income – foreign currency translation adjustments	1,966	13,941

Total stockholders’ equity	736,119	716,918

	$1,655,608	$1,867,718

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 8	October 29, 2014

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended September 30,
	2014	2013
Cash flows from operating activities:
Net earnings	$56,201	$50,614
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	30,648	31,337
Non-cash real estate impairment	4,558	—
Provision for losses on accounts receivable	3,235	4,118
Write-downs of inventories	2,028	3,120
Write-off of property and equipment	531	338
Non-cash stock-based compensation	5,861	4,911
Excess tax benefit from employee gains on stock-based compensation	(438)	(763)
Deferred income taxes	447	4,676
Changes in assets and liabilities:
Decrease in accounts receivable	201,258	367,799
Increase in inventories	(34,628)	(16,270)
Increase in other current assets	(9,056)	(20,702)
Decrease (increase) in other assets	3,203	(2,998)
Decrease in accounts payable	(177,627)	(329,428)
Increase in deferred revenue	8,986	3,583
Decrease in accrued expenses and other liabilities	(47,411)	(33,759)

Net cash provided by operating activities	47,796	66,576

Cash flows from investing activities:
Purchases of property and equipment	(7,983)	(14,145)

Net cash used in investing activities	(7,983)	(14,145)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	399,492	778,828
Repayments on senior revolving credit facility	(398,992)	(801,828)
Borrowings on accounts receivable securitization financing facility	708,070	637,000
Repayments on accounts receivable securitization financing facility	(723,070)	(606,000)
Borrowings under other financing agreements	2,002	—
Payments on capital lease obligation	(163)	(617)
Net borrowings (repayments) under inventory financing facility	10,408	(19,946)
Payment of deferred financing fees	(277)	—
Excess tax benefit from employee gains on stock-based compensation	438	763
Payment of payroll taxes on stock-based compensation through shares withheld	(1,662)	(2,756)
Repurchases of common stock	(29,652)	(50,000)

Net cash used in financing activities	(33,406)	(64,556)

Foreign currency exchange effect on cash balances	(6,122)	(4,962)

Increase (decrease) in cash and cash equivalents	285	(17,087)
Cash and cash equivalents at beginning of period	126,817	152,119

Cash and cash equivalents at end of period	$127,102	$135,032

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2014 Results, Page 9	October 29, 2014

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Consolidated Earnings from Operations:
GAAP	$28,378	$26,279	$95,836	$85,294
Non-cash real estate impairment and accelerated depreciation	—	—	5,178	—
Severance and restructuring expenses	308	2,424	955	8,327

Non-GAAP	$28,686	$28,703	$101,969	$93,621

Consolidated Net Earnings:
GAAP	$17,402	$15,025	$56,201	$50,614
Non-cash real estate impairment and accelerated depreciation, net of tax	—	—	3,174	—
Severance and restructuring expenses, net of tax	195	1,709	598	6,135

Non-GAAP	$17,597	$16,734	$59,973	$56,749

Consolidated Diluted EPS:
GAAP	$0.42	$0.35	$1.36	$1.16
Non-cash real estate impairment and accelerated depreciation, net of tax	—	—	0.08	—
Severance and restructuring expenses, net of tax	0.01	0.04	0.01	0.14

Non-GAAP	$0.43	$0.39	$1.45	$1.30

North America Earnings from Operations:
GAAP	$25,730	$29,332	$74,379	$75,008
Non-cash real estate impairment and accelerated depreciation	—	—	5,178	—
Severance and restructuring (income) expenses	102	530	165	2,554

Non-GAAP	$25,832	$29,862	$79,722	$77,562

EMEA Earnings (Loss) from Operations:
GAAP	$2,002	$(3,783)	$13,799	$3,121
Severance and restructuring expenses	209	1,894	684	5,773

Non-GAAP	$2,211	$(1,889)	$14,483	$8,894

APAC Earnings from Operations:
GAAP	$646	$730	$7,658	$7,165
Severance and restructuring expenses	(3)	—	106	—

Non-GAAP	$643	$730	$7,764	$7,165

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958